SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report October 2, 2001
                                        ---------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                  1-3950                                38-0549190
                  ------                                ----------
         (Commission File Number)              (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                     48126
 --------------------------------------                     -----
(Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

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                                      -2-

Item 5.  Other Events.
----------------------

     Our news release dated October 2, 2001 concerning U.S. retail sales of Ford vehicles in September 2001, filed as Exhibit 20 to this report, is incorporated by reference herein.

     The U.S. economy continues to be volatile and there is a great deal of uncertainty right now. In this more challenging and very uncertain environment, planning is difficult. Earlier this month, we cut our third quarter 2001 production by about 120,000 units because of transportation disruptions and the more uncertain outlook. On September 17, we introduced a 0.0% financing program to jumpstart sales. While we are pleased that our 0.0% financing program in the U.S. helped sales improve in the second half of September, this program is very expensive.

     We now see our third quarter 2001 U.S. marketing costs as a percent of revenue coming in about 10% higher than our previous estimate of 14.5%. Also, Hertz is experiencing significantly lower volume as both business and personal travel have been sharply curtailed. As a result of the higher U.S. marketing costs and lower earnings at Hertz, we now expect our third quarter loss will be greater than the present analysts' consensus estimate for the third quarter.

     In addition, given current and expected market conditions for U.S. vehicle sales for the remainder of the year, the third quarter production cuts will not be made up in the fourth quarter of this year. As a result of this, the higher marketing costs we're incurring and the lower volume Hertz is experiencing, our full-year earnings will fall short of our previous forecast of 70 cents a share before one-time items.

     Finally, if U.S. vehicle sales for the remainder of the year decline further, then additional production cuts in the fourth quarter of 2001 would be likely. We will continue to monitor vehicle demand carefully over the coming months.

     We will provide additional details, including an update to our fourth quarter production plans when we announce our third quarter financial results on October 17, 2001.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

Designation           Description                      Method of Filing
-----------           -----------                      ----------------

Exhibit 20            News Release dated
                      October 2, 2001                  Filed with this Report



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                                      -3-

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                           FORD MOTOR COMPANY
                                           -------------------------------
                                           (Registrant)


Date:  October 2, 2001                     By: /s/Kathryn S. Lamping
                                               ---------------------------
                                                  Kathryn S. Lamping
                                                  Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------


Designation           Description
-----------           -----------

Exhibit 20            News Release dated October 2, 2001